SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

December 4, 2018

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

12655 North Central Expressway, Suite 1000, Dallas, TX 75243

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.03	Material Modification to Rights of Security Holders.

 On December 4, 2018, Zion Oil & Gas, Inc. (the “Company”) executed an Amendment to certain Warrant Agent Agreements (the "Agreements") between the Company and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company with offices at 6201 15th Avenue, Brooklyn, NY 11219 (”AST").  The Company has implemented Agreements with AST as the Company’s Warrant Agent (the “Warrant Agent”), under a Warrant Agent Agreement dated February 2, 2015 for the Warrant ZNWAD, under a Warrant Agent Agreement dated February 1, 2018 for the Warrant ZNWAH, under a Warrant Agent Agreement dated April 2, 2018 for the Warrant ZNWAI and under a Warrant Agent Agreement dated August 21, 2018 for the Warrant ZNWAJ.

The Warrant ZNWAD has an expiration date of May 2, 2019, the Warrant ZNWAH has an expiration date of April 19, 2019, the Warrant ZNWAI has an expiration date of June 29, 2019 and the Warrant ZNWAJ has an expiration date of October 29, 2019.

Pursuant to Section 3.2 of the Warrant Agent Agreements, the Company in its sole discretion extended the duration of the above Warrants by delaying the Expiration Dates and such extension shall be identical in duration among all of the Warrants. The Company is extending the duration of the Warrant ZNWAD by one (1) year from the expiration date of May 2, 2019 to May 2, 2020. The Company is extending the duration of the Warrant ZNWAH by one (1) year from the expiration date of April 19, 2019 to April 19, 2020. The Company is extending the duration of the Warrant ZNWAI by one (1) year from the expiration date of June 29, 2019 to June 29, 2020. The Company is extending the duration of the Warrant ZNWAJ by one (1) year from the expiration date of October 29, 2019 to October 29, 2020.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 4.1 -	Amendment to Warrant Agent Agreements effective December 4, 2018 between Zion Oil & Gas, Inc. and American Stock Transfer & Trust Company, LLC, as Warrant Agent

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil & Gas, Inc.

Date: December 4, 2018	By:	/s/ Dustin L. Guinn
Dustin L. Guinn
Executive Vice-Chairman/President/Chief Operating Officer

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